Exhibit 4(j)

ANCHOR NATIONAL LIFE INSURANCE COMPANY

PENSION AND PROFIT SHARING PLAN ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached. The effective date of this Endorsement is the Contract Date shown on the Contract Data Page.

THE FOLLOWING PROVISIONS APPLY TO A CONTRACT WHICH IS ISSUED UNDER A PLAN QUALIFIED UNDER INTERNAL REVENUE CODE (“IRC”) SECTION 401. IN THE CASE OF A CONFLICT WITH ANY PROVISION IN THE CONTRACT, THE PROVISIONS OF THIS ENDORSEMENT WILL CONTROL.

1)  The Annuitant of this Contract will be the applicable Owner under the Plan and the Owner of this Contract will be as designated in the Plan.

2)  This Contract, and the benefits under it, cannot be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

3)   The terms of this Contract and Endorsement are subject to the provisions of the Plan under which this Contract and Endorsement are issued.

4)  The MISSTATEMENT OF AGE OR SEX section of the Contract is deleted and replaced by the following section entitled “MISSTATEMENT OF AGE”.

MISSTATEMENT OF AGE
If the Age of any Annuitant has been misstated, future annuity payments or income payments, whichever term is applicable, will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Option, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Option, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios (“Subaccounts”) will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

5)  The PROOF OF AGE, SEX OR SURVIVAL section of the Contract is deleted and replaced by the following section entitled “PROOF OF AGE AND SURVIVAL”.

PROOF OF AGE AND SURVIVAL—We may require satisfactory proof of correct age at any time. If any payment under this Contract depends on the payee being alive, we may require satisfactory proof of survival.

6)  The tables in the Annuity Options section are deleted and replaced by the following:

FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1 Life Annuity	Option 4 Life Annuity (w/120 payments guaranteed)	Option 4 Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)
Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Fixed Payment for Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1v Life Annuity	Option 4v Life Annuity (w/120 payments guaranteed)	Option 4v Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000
Payments for a Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

All other terms and conditions of the Contract remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

ANCHOR NATIONAL LIFE INSURANCE COMPANY

PENSION AND PROFIT SHARING PLAN ENDORSEMENT

This Endorsement forms a part of the Certificate to which it is attached. The effective date of this Endorsement is the Certificate Date shown on the Certificate Data Page.

THE FOLLOWING PROVISIONS APPLY TO A CERTIFICATE WHICH IS ISSUED UNDER A PLAN QUALIFIED UNDER INTERNAL REVENUE CODE (“IRC”) SECTION 401. IN THE CASE OF A CONFLICT WITH ANY PROVISION IN THE CERTIFICATE, THE PROVISIONS OF THIS ENDORSEMENT WILL CONTROL.

1)  The Annuitant of this Certificate will be the applicable Participant under the Plan and the Participant of this Certificate will be as designated in the Plan.

2)  This Certificate, and the benefits under it, cannot be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

3)  The terms of this Certificate and Endorsement are subject to the provisions of the Plan under which this Certificate and Endorsement are issued.

4)  The MISSTATEMENT OF AGE OR SEX section of the Certificate is deleted and replaced by the following section entitled “MISSTATEMENT OF AGE”.

MISSTATEMENT OF AGE
If the Age of any Annuitant has been misstated, future annuity payments or income payments, whichever term is applicable, will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios (“Subaccounts”) will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

5)  The PROOF OF AGE, SEX OR SURVIVAL section of the Certificate is deleted and replaced by the following section entitled “PROOF OF AGE AND SURVIVAL”.

PROOF OF AGE AND SURVIVAL—We may require satisfactory proof of correct age at any time. If any payment under this Certificate depends on the payee being alive, we may require satisfactory proof of survival.

6)  The tables in the Annuity Options section are deleted and replaced by the following:

1

FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1 Life Annuity	Option 4 Life Annuity (w/120 payments guaranteed)	Option 4 Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

2

OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

3

OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Fixed Payment for Specified Period

Number	Monthly	Number	Monthly	Number	Monthly	Number	Monthly
of Years	Payment	of Years	Payment	of Years	Payment	of Years	Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

4

VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1v Life Annuity	Option 4v Life Annuity (w/120 payments guaranteed)	Option 4v Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

5

OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

6

OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Payments for a Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

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All other terms and conditions of the Certificate remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

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